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                                EXHIBIT 10.30.3

                             AMENDMENT NUMBER THREE
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT



                 THIS AMENDMENT NUMBER THREE TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 30th day of May 1996, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

                 WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and

                 WHEREAS, the undersigned desire to amend the Agreement in order to reflect the sale of the Cypress Inn Hotels in Portland, Oregon and Everett, Washington (the "Disposed Hotels") and the termination of the Lease Agreements for such two hotels.

                 NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 1. DEFINED TERMS. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

                 2. UNITS PLEDGED. In order to release from the lien of the pledge in favor of Secured Party in the Units pledged to secure the Lease Agreements for the Disposed Hotels, Exhibit A to the Agreement is hereby amended and restated in its entirety to read in full as attached hereto as Exhibit A.

                 3. FORCE AND EFFECT. Except to the extent modified by this Amendment, all of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.




                                       1
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                 IN WITNESS WHEREOF, the undersigned have executed this
Amendment as of the date first written above.

                                       PLEDGOR



                                       /s/ ROBERT A. ALTER
                                       ------------------------------------
                                       Robert A. Alter



                                       /s/ CHARLES L. BIEDERMAN
                                       ------------------------------------
                                       Charles L. Biederman


                                       SECURED PARTY

                                       SUNSTONE HOTEL INVESTORS, L.P.
                                       a Delaware limited partnership


                                       By:    Sunstone Hotel Investors, Inc.
                                              a Maryland corporation,
                                              Its General Partner



                                              By: /s/ ROBERT A. ALTER
                                                  -------------------------
                                                      Robert A. Alter

                                              Its:     President




                                       2
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                                   EXHIBIT A


                      Percentage Leases & Pledge of Units


                                                                    NUMBER OF    THIRD
 PERCENTAGE                                      FOUR MONTHS            UNITS    ANNIVERSARY                INITIALS
 LEASE                                             BASE RENT          PLEDGED    DATE                       OF PLEDGOR
 -----                                             ---------          -------    ----                       ----------
 Hampton Inn -                                      $188,750           19,868    August 16, 1998
    Denver S.E., CO

 Hampton Inn -                                       150,000           15,790    August 16, 1998
    Pueblo, CO

 Courtyard by Marriott -                             135,000           14,211    August 16, 1998
    Fresno, CA

 Hampton Inn -                                       158,667           16,702    August 16, 1998
    Mesa, AZ

 Holiday Inn -                                       125,000           13,158    August 16, 1998
    Steamboat Springs, CO

 Holiday Inn -                                       142,000           14,947    August 16, 1998
    Craig, CO

 Holiday Inn -                                        53,333            5,614    August 16, 1998
    Provo, UT

 Hampton Inn -                                       161,000           16,947    August 16, 1998
    Silverthorne, CO

 Best Western -                                      220,000           23,158    August 16, 1998
    Santa Fe, NM

 Hampton Inn -                                       132,000           13,895    August 16, 1998
    Arcadia, CA

 Hampton Inn -                                       139,333           13,933    December 13, 1998
    Oakland, CA

 Cypress Inn -                                       189,000           17,182    February 2, 1999
    Kent, WA

 Cypress Inn -                                       107,917            9,811    February 2, 1999
    Poulsbo, WA

 Cypress Inn -                                       145,667           13,242    February 2, 1999
    Clackamas, WA

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
                                                                    NUMBER OF    THIRD
 PERCENTAGE                                      FOUR MONTHS            UNITS    ANNIVERSARY                INITIALS
 LEASE                                             BASE RENT          PLEDGED    DATE                       OF PLEDGOR
 -----                                             ---------          -------    ----                       ----------
 Cypress Inn -                                       121,000           11,000    February 2, 1999
     Portland, OR

 Courtyard By Marriott -                             142,000           14,025    April 1, 1999
     Riverside, CA

 COMBINED TOTALS:                                 $2,310,667          233,483
                                                 ===========      ===========